UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 30, 2004

                           Capitol First Corporation.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                      0-23450                   88-0361144
----------------------------         -----------             -------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)

                           7100 Camino Real Boulevard
                                    Suite 402
                              Boca Raton, FL 33433
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code
                                 (561) 417-7115


         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01  OTHER EVENTS


On December 30, 2004, Capitol First Corporation (the "Company") filed a civil lawsuit ("Lawsuit") in the United States District Court of New Jersey against Michael G. Todd, Prescott Investment L.P., David Ryan, Kirlin Securities, Inc., Edward Durante, Christopher Brown, Old Monmouth Stock Transfer Co., Inc. and Steven Telsey. This Lawsuit relates to actions taken by Mr. Todd and the other defendants in connection with Mr. Todd's sale of shares of the Company's common stock during the period between October 2001 and March 2002 and whether Mr. Todd properly fulfilled his fiduciary duties as an officer, director and controlling shareholder of the Company during the relevant time periods described in the complaint. The Company is seeking return of any short-swing profits (as defined in Section 16 of the Exchange Act) that Mr. Todd made from his undisclosed sales of the Company's common stock, compensatory damages, punitive damages, restitution, and attorney's fees and costs and expenses that the Company has incurred in defending itself in a shareholders derivative lawsuit, which was filed against the Company on August 5, 2004 and is further described in Item 3, Legal Proceedings, of the Company's Annual Report on Form 10-KSB which was filed with the Securities and Exchange Commission on December 29, 2004.

Boca First Capital, LLP ("Boca First"), a principal shareholder that owns approximately 55.2% of the Company's common stock, along with its general and limited partners is also a plaintiff in the Lawsuit. Boca First is seeking damages from Mr. Todd related to its stock exchange agreement dated April 2002 in which Boca First acquired 64.6% of the Company's issued and outstanding common stock from Mr. Todd.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 6, 2005

                                           Capitol First Corporation

                                           /s/ ASHLEY BLOOM
                                           -------------------------------------
                                           Ashley Bloom
                                           Acting Chief Executive Officer and
                                             Acting President

                                       2